Stock Plans	12 Months Ended
Dec. 31, 2012
Employee Service Share-based Compensation, Aggregate Disclosures [Abstract]
Stock Plans
Stock Plans:
Performance Incentive Plan and Stock Compensation Plan for Non-Employee Directors
In May 2012, PMI's stockholders approved the Philip Morris International Inc. 2012 Performance Incentive Plan (the "2012 Plan"). The 2012 Plan replaced the 2008 Performance Incentive Plan (the "2008 Plan") and, as a result, there will be no additional grants under the 2008 Plan. Under the 2012 Plan, PMI may grant to eligible employees restricted stock, restricted stock units and deferred stock units, performance-based cash incentive awards and performance-based equity awards. While the 2008 Plan authorized incentive stock options, non-qualified stock options and stock appreciation rights, the 2012 Plan does not authorize any stock options or stock appreciation rights. Up to 30 million shares of PMI’s common stock may be issued under the 2012 Plan. At December 31, 2012, shares available for grant under the 2012 Plan were 29,994,920.
In 2008, PMI adopted the Philip Morris International Inc. 2008 Stock Compensation Plan for Non-Employee Directors (the “Non-Employee Directors Plan”). A non-employee director is defined as a member of the PMI Board of Directors who is not a full-time employee of PMI or of any corporation in which PMI owns, directly or indirectly, stock possessing at least 50% of the total combined voting power of all classes of stock entitled to vote in the election of directors in such corporation. Up to 1 million shares of PMI common stock may be awarded under the Non-Employee Directors Plan. As of December 31, 2012, shares available for grant under the plan were 798,801.
Restricted and Deferred Stock Awards
PMI may grant restricted stock and deferred stock awards to eligible employees; recipients may not sell, assign, pledge or otherwise encumber such shares or awards. Such shares or awards are subject to forfeiture if certain employment conditions are not met. Restricted stock and deferred stock awards generally vest on the third anniversary of the grant date. Shares of restricted stock carry voting and dividend rights. Deferred stock awards carry no such rights, although they do earn dividend equivalents.
During 2012, the activity for restricted stock and deferred stock awards was as follows:

	Number of Shares	Weighted- Average Grant Date Fair Value Per Share
Balance at January 1, 2012	10,437,888	$48.67
Granted	3,245,500	79.59
Vested	(3,744,454)	39.65
Forfeited	(454,069)	56.08
Balance at December 31, 2012	9,484,865	$62.44

The weighted-average grant date fair value of the restricted stock and deferred stock awards granted to PMI employees during the years ended December 31, 2012, 2011 and 2010, was $258 million, $229 million and $169 million, or $79.59, $59.44 and $47.54 per restricted or deferred share, respectively. The fair value of the restricted stock and deferred stock awards at the date of grant is amortized to expense ratably over the restriction period. PMI recorded compensation expense for the restricted and deferred stock awards of $242 million, $162 million and $127 million for the years ended December 31, 2012, 2011 and 2010, respectively. During the first quarter of 2012, compensation expense included approximately $27 million of accelerated expense primarily associated with employees approaching or reaching certain age milestones that accelerate the vesting. As of December 31, 2012, PMI had $221 million of total unrecognized compensation cost related to non-vested restricted and deferred stock awards. These costs are expected to be recognized over a weighted-average period of 2 years, subject to earlier vesting on death or disability or normal retirement, or separation from employment by mutual agreement after reaching age 58.
During the year ended December 31, 2012, 3.7 million shares of PMI restricted and deferred stock awards vested. The grant date fair value of all the vested shares was approximately $148 million. The total fair value of the awards that vested in 2012 was approximately $298 million.
During the year ended December 31, 2011, 1.8 million shares of PMI restricted and deferred stock awards vested. The grant date fair value of all the vested shares was approximately $84 million. The total fair value of the awards that vested in 2011 was approximately $107 million.
During the year ended December 31, 2010, 2.0 million shares of PMI restricted stock and deferred stock awards vested. Of this amount, 1.4 million shares went to PMI employees, and the remainder went to Altria employees who held PMI stock awards as a result of the spin-off. The grant date fair value of all the vested shares was approximately $123 million. The total fair value of the awards that vested in 2010 was approximately the same as the grant date fair value. The grant price information for restricted stock and deferred stock awarded prior to January 30, 2008, reflects the historical market price of Altria stock at date of grant and was not adjusted to reflect the spin-off.
Stock Option Awards
At December 31, 2012, PMI shares subject to option that remain under the 2008 Plan were as follows:

	Shares Subject to Option	Weighted- Average Exercise Price	Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance at January 1, 2012	63,944	$27.07
Options exercised	(27,133)	28.35
Options cancelled	—	—
Balance/Exercisable at December 31, 2012	36,811	$26.13	1 year	$2	million

For the years ended December 31, 2012, 2011 and 2010, the total intrinsic value of PMI stock options exercised was $2 million, $129 million and $292 million, respectively.